l:\secfiles\11-k\1995\gmac_95\gmac23 1

                                                     EXHIBIT 23





CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in Registration
Statement
No. 33-54835 of General Motors Corporation on Form S-8 of our report dated June 6, 1996 appearing in this Annual Report on Form 11-K of The GMAC Mortgage Corporation Savings Incentive Plan for the year ended December 31, 1995.





/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

Detroit, Michigan
June 26, 1996









































                              - 20 -